--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 8, 2003

                              -------------------

                            Pocahontas Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                        0-23969                71-0806097
----------------------------      ------------------------   ------------------
      (State or other             (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



1700 East Highland, Jonesboro, Arkansas             72401
----------------------------------------            -----
(Address of principal executive offices)         (Zip Code)


                                  870-802-1700
                -------------------------------------------------
              (Registrant's telephone number, including area code)








--------------------------------------------------------------------------------

Item 7. Exhibits

(c) The following exhibits are being furnished herewith: Exhibit No. Exhibit Description

         99.1 Press release text and financial supplement of Pocahontas Bancorp, Inc. dated December 8, 2003.


Item 12. Results of Operations and Financial Condition

         On December 8, 2003, Pocahontas Bancorp, Inc. issued a press release regarding its results of operations and financial condition at and for the quarterly and full-year period ended September 30, 2003. The text of the press release and a related financial supplement is included as Exhibit 99.1 to this report. The information included in the press release text and the financial supplement is considered to be "furnished" under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses for the period ended September 30, 2003, as part of its Form 10-K covering that period.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            POCAHONTAS BANCORP, INC.

Dated: December 9, 2003                By: /s/ Dwayne Powell
                                           -------------------------------------
                                           Dwayne Powell
                                           President and Chief Executive Officer